UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	August 21, 2023

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 E. Swedesford Rd., Suite 400	Wayne,	PA		19087
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code		(610)	225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	TFX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events
On August 10, 2023, Teleflex Incorporated (the “Company”) filed a petition (the “Section 205 Proceeding”) in the Delaware Court of Chancery (the “Court of Chancery”) pursuant to Section 205 of the Delaware General Corporation Law (the “DGCL”) seeking an order validating and declaring effective certain actions taken by the Company's stockholders at the Company’s 2023 Annual Meeting of Stockholders (the "2023 Annual Meeting"), as described below. The Section 205 Proceeding is captioned In re Teleflex Incorporated, C.A. No. 2023-0810-SG. A copy of the Company’s petition filed in the Section 205 Proceeding is available under the Governance Documents section of the Investors page of our website, www.teleflex.com. On August 10, 2023, the Company also moved that the Court of Chancery's consideration of the Section 205 Proceeding be expedited.

At the 2023 Annual Meeting, the Company’s stockholders approved, among other things, proposals to (i) amend the Company's Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions; and (ii) approve the Company's 2023 Stock Incentive Plan (collectively, the "2023 Stockholder Actions"). The proposals are described more fully in the Company’s definitive proxy statement for the 2023 Annual Meeting, filed with the Securities and Exchange Commission (“SEC”) on March 31, 2023, and the voting results from the meeting are set forth in the Company’s Current Report on Form 8-K filed with the SEC on May 11, 2023. The record date established for the 2023 Annual Meeting was March 3, 2023, which was 63 days before the date of the 2023 Annual Meeting. Under the DGCL, the record date should have been set for no sooner than the next trading day of Monday, March 6, 2023, which was the 60th day before the 2023 Annual Meeting. The Section 205 Proceeding seeks to validate the 2023 Stockholder Actions pursuant to Section 205 of the DGCL.

On August 21, 2023, the Court of Chancery approved the Company's motion to expedite the Section 205 Proceeding and directed the Company to file this Form 8-K to notify stockholders that the Court of Chancery will hold a final hearing to consider the merits of the petition filed by the Company in the Section 205 Proceeding on September 18, 2023, at 11:30 a.m. Eastern Time, at the Kent County Courthouse, 414 Federal Street, Dover, DE 19901 (the “Section 205 Hearing”). This Form 8-K constitutes notice of the Section 205 Hearing. If any stockholder of the Company wishes to express a position on the Section 205 Proceeding, such stockholders of the Company may (i) appear at the hearing in the Section 205 Proceeding or (ii) file a written submission with the Register in Chancery, Kent County Courthouse, 414 Federal Street, Dover, DE 19901, referring to the case caption, In re Teleflex Incorporated, C.A. No. 2023-0810-SG, in advance of the Section 205 Hearing, and any such written submission should be emailed to the Company’s counsel, David J. Teklits, Morris, Nichols, Arsht & Tunnell LLP, at dteklits@morrisnichols.com.

Forward-Looking Statements

The Company makes forward-looking statements in this Form 8-K within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. These forward-looking statements are based on information available to the Company as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. There may be additional risks that the Company considers immaterial or which are unknown. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. With respect to the matters addressed in this report, no assurances can be made regarding the outcome of the Section 205 Proceeding or any claims, proceedings or litigation regarding the 2023 Stockholder Actions, the 2023 Annual Meeting and the record date related thereto. The Section 205 Proceeding is, and any other litigation regarding the 2023 Stockholder Actions, the 2023 Annual Meeting and the record date related thereto would be, subject to the uncertainties inherent in the litigation process, and may not result in timely resolution of the uncertainties in or related to the 2023 Stockholder Actions, the 2023 Annual Meeting and the record date related thereto, if at all. If the Company is unsuccessful in the Section 205 Proceeding, claims alleging that the 2023 Stockholder Actions were not valid could have an adverse effect on the Company. Additional information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the SEC (www.sec.gov) and as a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by those forward-looking statements.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2023	TELEFLEX INCORPORATED By: /s/ Daniel V. Logue Name: Daniel V. Logue Title: Corporate Vice President, General Counsel and Secretary